Chemours 3Q 2022 Investor Presentation November 2022

Safe Harbor Statement and Other Matters This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, full year 2022 guidance,  the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. In addition, the current COVID-19 pandemic has significantly impacted the national and global economy and commodity and financial markets, which has had and we expect will continue to have a negative impact on our financial results. The full extent and impact of the pandemic is still being determined and to date has included significant volatility in financial and commodity markets and a severe disruption in economic activity. The public and private sector response has led to travel restrictions, temporary business closures, quarantines, stock market volatility, and interruptions in consumer and commercial activity globally. Matters outside our control have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and in our Annual Report on Form 10-K for the year ended December 31, 2021. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. We prepare our financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). Within this presentation we may make reference to Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Effective Tax Rate, Return on Invested Capital (ROIC) and Net Leverage Ratio which are non-GAAP financial measures. The company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto.  Management uses Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Effective Tax Rate, ROIC and Net Leverage Ratio to evaluate the company’s performance excluding the impact of certain noncash charges and other special items which we expect to be infrequent in occurrence in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.  Additional information for investors is available on the company’s website at investors.chemours.com.

Full Year 2022 Guidance Update The company is currently tracking slightly below the low end of our guidance range of Adjusted EBITDA between $1.40 billion to $1.45 billion and Free Cash Flow of greater than $575 million TiO2 market demand has weakened in the 4th Quarter, most notably in Europe and Asia as the global outlook grows increasingly uncertain Chemours is taking strategic cost actions in order to better position the business for 2023 and beyond As expected, 4Q seasonality and higher raw material/input costs are impacting our Thermal & Specialized Solutions and Advanced Performance Materials segments

A Pathway to Significant Shareholder Value Creation Drive secular growth in TSS and APM behind class leading products and innovative chemistry Improve TT earnings through the cycle while growing with strategic customers Continue to manage and resolve legacy liabilities consistent with Chemours/DD/CTVA MOU Return the majority of the free cash flow we generate to our shareholders

Geography2 The Chemours Company at a Glance See reconciliation of Non-GAAP measures in the appendix. Source: Company filings and data 1. Includes $236 corporate and other expenses. Also includes Other Segment Net Sales of $156 and Adjusted EBITDA of $8. 2. Data represents Net Sales for the trailing twelve months ended September 30, 2022. Products2 ($ in millions) Adj. EBITDA Margin TTM TTM Adj. EBITDA Net Sales Advanced Performance Materials TTM Adj. EBITDA Margin TTM Net Sales Adj. EBITDA Thermal & Specialized Solutions Adj. EBITDA Margin TTM TTM Adj. EBITDA Net Sales Titanium Technologies TTM Adj. EBITDA Net Sales Adj. EBITDA Margin TTM Total Chemours1 24% $7,031 $1,548 22% $3,638 $754 21% 1,655 $644 39% $1, 582 $378 24% other segment 2% fluoropolymers and advanced materials 22% foam, propellants, and other 5% refrigerants 19% titanium dioxide and other minerals 52% Latin America 11% EMEA 20% Asia Pacific 27% North America 42%

Leading, global provider of refrigerants, thermal management solutions, propellants, foam blowing agents, and specialty solvents Category leader in next-gen low GWP technology Co-developed HFO technology Advantaged process technology at Corpus Christi  Robust international patent portfolio; no single patent will significantly affect our market position TSS key end markets 2022 Market Sales 1 2022 Market Sales 1 Global Manufacturing Network positioned to respond to customers' needs based on evolving market conditions Thermal & Specialized Solutions (TSS) Overview Data represents Net Sales for the trailing twelve months ended September 30, 2022. Latin America 12% Asia Pacific 11% EMEA 19% North America 58% Foam, Propellants and Other 21% Refrigerants 79%

Regulatory Trends Accelerating Opteon™ Adoption Source: Internal Estimates Footnote: US ~ 304 MMT CO2eq EU ~ 182 MMT CO2eq AIM F-Gas Revision F-Gas Kigali A1 Kigali A5 Montreal Protocol / Kigali US AIM Act EU F-Gas Regulation

Global Addressable Market

Market Segment	Total Addressable Market (2026)	2021–2026 Growth (CAGR)	% of Market Converted to Low GWP by 2026
Mobile Air Conditioning	**MKT: ~$2.4B**	**MKT ~6%**	**GLOBAL: ~50%**
Stationary Commercial Refrigeration	**MKT: ~$2.2B**	**MKT ~10%**	**GLOBAL: ~50%**
Stationary Air Conditioning & Heat Pumps	**MKT: ~$3.5B**	**MKT ~11%**	**GLOBAL: ~30%**
Stationary Chillers for A/C & Heat Pump	**MKT: ~$1.5B**	**MKT ~10%**	**GLOBAL: ~25%**
Foam Blowing Agents	**MKT: ~$1.9B**	**MKT ~6%**	**GLOBAL: ~50%**



Chemours

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Advanced Performance Materials (APM) Overview Leader Across a diverse range of high-end materials 1400+ Customers and distributors, with no customer representing >5% of sales3 High Variable margin across portfolio, leading to significant operating leverage $1.6B Sales1 $378M Adjusted EBITDA1 Strong Global Footprint1 Diverse Revenue Base1,2 1. Data represents Net Sales for the trailing twelve months ended September 30, 2022. 2. Excluded external monomer sales. 3. Data as of December 31, 2021.

APM: Powering the Hydrogen Economy with Nafion™ Membranes Nafion™ membranes are at the core of fuel cells and electrolyzers Nafion™ dispersions and membranes drive proton exchange at the molecular level

APM: PEM Membrane TAM $ M Source: Roland Berger CAGR 52% CAGR 44% PEM Membrane TAM Outlook (thru 2030) Water Electrolysis Hydrocarbon Parity Fuel Cell Diesel Parity Total Cost of Ownership Source: The Chemours Company

Industry Leadership NafionTM is at the core of the Hydrogen Economy and created the category of ion exchange materials Chemours has a fully integrated supply chain to support rapid advancement in technology Advancing Innovation & Capacity Planned $200M investment for capacity expansion to enable the growth of our customers and partners Advancing innovation for Nafion™ platform for clean energy and e-mobility transitions Enhancing Collaboration Announced a joint venture with BWT FUMATECH Mobility GmbH to accelerate fuel cell membrane technology development in mobility applications Focused on our strategic partners/customers to enable the Hydrogen Economy realization, including participation in ARCH2 Hydrogen Hub Enhancing Collaboration Advancing Innovation & Capacity Industry Leadership APM Driving Secular Growth with Green Hydrogen Investments

Segment Net Sales and Adjusted EBITDA (unaudited) ($ in millions) Year Ended September 30, 2022 2021 SEGMENT NET SALES         Titanium Technologies   $ 3,638   $ 3,181 Thermal & Specialized Solutions   1,655   1,234 Advanced Performance Materials   1,582   1,330 Other Segment   156   363           Total Company   $ 7,031   $ 6,108           SEGMENT ADJUSTED EBITDA         Titanium Technologies   $ 754   $ 750 Thermal & Specialized Solutions   644   410 Advanced Performance Materials   378   243 Other Segment   8   70 Corporate and Other   (236)   (221)           Total Company   $ 1,548   $ 1,252           SEGMENT ADJUSTED EBITDA MARGIN         Titanium Technologies   21%   24% Thermal & Specialized Solutions   39%   33% Advanced Performance Materials   24%   18% Other Segment   5%   19% Corporate and Other   —   —           Total Company   22%   20%

GAAP Income Before Income Taxes to Adjusted EBITDA Reconciliation (unaudited)

Estimated GAAP Net Income Attributable to Chemours to Adjusted Net Income, Adjusted EBITDA and Adjusted EPS Reconciliation (*) (Unaudited)  Net income attributable to Chemours 691 732 restructuring, transaction, and other costs, net (1) 62 62 adjusted net income 753 794 interest expense, net 170 170 depreciation and amortization 300 300 all remaining provision for income taxes 177 186 adjusted EBITDA 1,400 1,450 weighted-average number of common shares outstanding – basic (2) 155.6 155.6 dilutive effect of the Company’s employee compensation plans (3) 3.2 3.2 weighted-average number of common shares outstanding – diluted 158.8 158.8 basic earnings per share of common stock 4.44 4.70 diluted earnings per share of common stock (4) 4.35 4.61 adjusted basic earnings per share of common stock 4.84 5.10 adjusted diluted earnings per share of common stock (4) 4.74 5.00 (1) Restructuring, transaction, and other costs, net includes the net provision for (benefit from) income taxes relating to reconciling items and adjustments made to income taxes for the removal of certain discrete income tax impacts. (2) The Company’s estimates for the weighted-average number of common shares outstanding - basic reflect results for the nine months ended September 30, 2022, which are carried forward for the projection period. (3) The Company’s estimates for the dilutive effect of the Company’s employee compensation plans reflect the dilutive effect for the nine months ended September 30, 2022, which is carried forward for the projection period. (4) Diluted earnings per share is calculated using net income available to common shareholders divided by diluted weighted-average common shares outstanding during each period, which includes unvested restricted shares. Diluted earnings per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. The Company’s estimates reflect its current visibility and expectations based on market factors, such as currency movements, macro-economic factors, and end-market demand. Actual results could differ materially from these current estimates.

Estimated GAAP Cash Flows Provided by Operating Activities to Free Cash Flow Reconciliations (Unaudited) Cash provided by operating activities >925 less: purchases of property, plant, and equipment ~(350) free cash flows >575 The Company’s estimates reflect its current visibility and expectations based on market factors, such as currency movements, macro-economic factors, and end-market demand. Actual results could differ materially from these current estimates.